UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2004

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203

(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE
EX-99.2 SLIDE PRESENTATION
EX-99.3 SLIDE PRESENTATION

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued February 2, 2004 regarding the definitive agreement to acquire National Nephrology Associates, Inc.
99.2	Slide presentation used in conjunction with the conference call to discuss the press release regarding the definitive agreement to acquire National Nephrology Associates, Inc.
99.3	Slide presentation to be used at analyst and shareholder meetings between February 2, 2004 and February 6, 2004.

Item 9. Regulation FD Disclosure.

     On February 2, 2004, Renal Care Group, Inc. (the “Registrant”) issued a press release announcing that the Company had signed a definitive agreement to acquire National Nephrology Associates, Inc. A conference call was held on February 2, 2004 to discuss the press release, and a slide presentation was used in connection with the conference call. The press release and the accompanying slide presentation are attached to this current report on Form 8-K as Exhibits 99.1 and 99.2, respectively. The press release and the slide presentation contain, among other things, forward-looking information about Registrant and its business.

     Beginning on or about February 2, 2004 and continuing through no later than February 6, 2004, one or more officers of Registrant will make slide presentations to a number of shareholders of Registrant, as well as potential investors and investment analysts. The slide presentation contains, among other things, forward-looking information about Registrant and its business. The slides that the Registrant has used and will use in these presentations are attached to this current report on Form 8-K as Exhibit 99.3.

     Certain statements in the slide presentations constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed or implied by the forward-looking statements, including risks related to: the integration of acquired businesses; compliance with health care and other applicable laws; changes in the Medicare and Medicaid programs; payment reductions by private insurers, hospitals or managed care organizations; reductions in reimbursement for the drug Epogen; increases in the price of Epogen or shortages of Epogen; competition; and changes in the health care delivery, financing or reimbursement systems. These and other factors affecting the company are discussed in more detail in Renal Care Group’s reports filed with the Securities and Exchange Commission, including without limitation, Renal Care Group’s annual report on Form 10-K for the year ended December 31, 2002 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2003; June 30, 2003; and September 30, 2003.

     The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The Registrant undertakes no duty to update the information in this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.

By:	/s/ David M. Dill

Name:	David M. Dill

Title:	Chief Financial Officer

Date: February 2, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99.1	Press release issued February 2, 2004 regarding the definitive agreement to acquire National Nephrology Associates, Inc.

99.2	Slide presentation used during conference call held on February 2, 2004

99.3	Slide presentation to be used at analyst and shareholder meetings between February 2, 2004 and February 6, 2004